UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 28, 2009

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9204	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 28, 2009, EXCO Operating Company, LP (“EXCO Operating”), a wholly-owned subsidiary of EXCO Resources, Inc. (“EXCO”), entered into a Purchase and Sale Agreement (the “East Texas Agreement”) with Encore Operating, LP (“Encore”), effective April 1, 2009. Pursuant to the East Texas Agreement, upon the terms and subject to the conditions set forth therein, EXCO Operating has agreed to sell all of its interests in certain oil and gas properties located in its Overton and Gladewater areas of East Texas, and Encore has agreed to purchase such interests, for a purchase price of $165 million, in cash, subject to certain adjustments as provided for in the East Texas Agreement.

Also on June 28, 2009, EXCO entered into a Purchase and Sale Agreement (the “Midcontinent Agreement”) with Encore, effective April 1, 2009. Pursuant to the Midcontinent Agreement, upon the terms and subject to the conditions set forth therein, EXCO has agreed to sell all of its interests in certain oil and gas properties located in its Midcontinent operating area, and Encore has agreed to purchase such interests, for a purchase price of $210 million, in cash, subject to certain adjustments as provided for in the Midcontinent Agreement.

Both the East Texas Agreement and the Midcontinent Agreement (together, the “Agreements”) contain customary representations, warranties, covenants, indemnities and termination provisions and are subject to customary closing conditions. The closing of each Agreement is conditioned upon the closing of the other Agreement.

The Agreements are expected to close in August 2009.

Item 7.01.	Regulation FD Disclosure.

On June 29, 2009, EXCO issued a press release, a copy of which is furnished as Exhibit 99.1, announcing the execution of the Agreements and the transactions contemplated therein.

In accordance with general instruction B.2 to Form 8-K, such information is being “furnished” and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any other filing under the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated June 29, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Dated: June 29, 2009
	By:	/s/ J. Douglas Ramsey, Ph.D.
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 29, 2009

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